UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 21, 2003


                           CONSTELLATION BRANDS, INC.
             (Exact name of registrant as specified in its charter)


                                    001-08495
                            (Commission File Number)


              DELAWARE                               16-0716709
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)


              300 WILLOWBROOK OFFICE PARK, FAIRPORT, NEW YORK 14450
               (Address of principal executive offices) (Zip Code)


                                 (585) 218-3600
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

           On January 16, 2003, Constellation Brands, Inc. (the "Company") announced that it had entered into an agreement to acquire BRL Hardy Limited ("BRL Hardy"). This agreement referred to as the Implementation Deed and other agreements entered into between the Company and BRL Hardy are attached hereto as exhibits.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)   The following exhibits are filed as part of this Form 8-K.

                 No.      Description
                 ---      -----------

                 99.1 Implementation Deed dated 17 January 2003 between the Company and BRL Hardy
                 99.2 Transaction Compensation Agreement dated 17 January 2003 between the Company and BLR Hardy
                 99.3 No Solicitation Agreement dated 13 January 2003 between the Company and BRL Hardy
                 99.4 Backstop Fee Agreement dated 13 January 2003 between the Company and BRL Hardy

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 21, 2003                         CONSTELLATION BRANDS, INC.


                                                By: /s/ Thomas F. Howe
                                                   -----------------------------
                                                   Thomas F. Howe, Senior Vice
                                                   President,
                                                     Controller